UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 (July 26, 2021)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
    In the press release dated July 27, 2021, Carriage Services, Inc. (the “Company”) announced and commented on its financial results for its quarter ended June 30, 2021. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference. The information being furnished under this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
    The Company’s press release dated July 27, 2021, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On July 28, 2021, upon the recommendation of the Corporate Governance Committee of the Company, the Board of Directors (the “Board”) realigned the Company’s classes of directors to provide for equal apportionment among the three classes, as contemplated by the Company’s Amended and Restated Certificate of Incorporation.
To facilitate the class realignment, on July 28, 2021, Barry K. Fingerhut resigned from the Board as a Class II director (term expiring in 2022), and, effective as of July 28, 2021, was re-elected by the Board to serve as a Class I director until the Company’s 2024 annual meeting of shareholders. Mr. Fingerhut will continue to serve on the Audit Committee, Corporate Governance Committee and the Compensation Committee of the Board.
There are no family relationships between Mr. Fingerhut and any directors or officers of the Company, and there have been no transactions, nor are there any proposed transactions, between the Company and Mr. Fingerhut that would require disclosure pursuant to Item 404(a) of Regulation S-K. The Company and Mr. Fingerhut did not enter into any new plan, contract, arrangement or compensatory plan in connection with Mr. Fingerhut’s resignation and reappointment.
Mr. Fingerhut, 75, has served as a member of the Board since 2012, when he was elected as a Class II director.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On and effective July 28, 2021, the Board approved a second amendment and restatement to the Company’s Amended and Restated By-laws (as so amended and restated, the “Second Amended and Restated By-laws”) to implement, amongst other changes, an exclusive forum bylaw provision. Specifically, new Section 8.15 in the Second Amended and Restated By-laws provides that unless the Company consents to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting any internal corporate claims or derivative action or proceedings, to the fullest extent permitted by law and subject to applicable jurisdictional requirements, will be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). Additionally, the provision provides that unless the Company consents to the selection of an alternative forum, the exclusive forum for any complaint asserting a cause of action under the Securities Act of 1933, as amended, will be any federal district court of the United States of America.
The amendments included in the Second Amended and Restated By-laws also (1) confirm and clarify the chair of a stockholder or director meeting, including reference to the lead director; (2) confirm and clarify that each stockholder of the Company is entitled to one vote, in person or by proxy, for each share of capital held by such stockholder; (3) clarifies the requirements and procedures for stockholders submitting proposals or nominations at a stockholder meeting (or their qualified representative) and permitting the Company to disregard any business or nomination if the proposing stockholder does not comply with the applicable notice and nomination requirements and procedures provided in the Second Amended and Restated By-laws; (4) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a duly called annual or special meeting of stockholders; (6) specify the manner by which shareholders may deliver certain documents to the Company; and (7) make certain technical, conforming, modernizing and clarifying changes.
The foregoing description of the Second Amended and Restated By-laws is qualified in its entirety by reference to the full text of the Second Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.
As previously announced, on July 26, 2021, the Board authorized an increase in the Company’s share repurchase program to permit the Company to purchase up to an additional $25 million of its outstanding common shares. Prior to the Board’s approval of the increase, as of June 30, 2021, the Company had approximately $38.3 million authorization remaining under the original repurchase program. Accordingly, as of July 26, 2021, the Company had approximately $63.3 million of share repurchase authorization remaining under the revised repurchase program, subject to restrictions in its credit agreement. The Company may repurchase shares from time to time in the open market or in other privately negotiated transactions, subject to market conditions and applicable Security and Exchange Commission rules. There is no specified expiration date for the Company’s repurchase program.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
    The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

3.1	Second Amended and Restated By-Laws of Carriage Services, Inc. dated July 28, 2021
99.1	Press Release of Carriage Services, Inc. dated July 27, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: July 30, 2021	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

3.1	Second Amended and Restated By-Laws of Carriage Services, Inc. dated July 28, 2021
99.1	Press Release of Carriage Services, Inc. dated July 27, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL